Exhibit 99.1

RELIANT BANCORP, INC. ANNOUNCES COMPLETION OF
$60.0 MILLION SUBORDINATED NOTES OFFERING

Brentwood, Tenn. – (December 13, 2019) – Reliant Bancorp, Inc. (“Reliant”) (Nasdaq: RBNC), the parent company for Reliant Bank, today announced the completion of an offering of $60.0 million in aggregate principal amount of fixed-to-floating rate subordinated notes (the “Notes”) to certain qualified institutional buyers and institutional accredited investors in a private placement transaction. Reliant intends to use the net proceeds from the Notes offering to pay cash consideration for previously announced pending acquisitions, to support organic growth, including maintenance of bank level capital ratios, and for general corporate purposes. The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes for Reliant. The Notes will initially bear interest at a fixed annual rate of 5.125%, payable semi-annually in arrears, to but excluding December 15, 2024. From and including December 15, 2024 to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per annum equal to the then-current three-month Secured Overnight Financing Rate provided by the Federal Reserve Bank of New York (the “three-month SOFR”) (provided, that in the event the three-month SOFR is less than zero, the three-month SOFR will be deemed to be zero) plus 376.5 basis points, payable quarterly in arrears. Reliant is entitled to redeem the Notes, in whole or in part, on any interest payment date on or after December 15, 2024, and to redeem the Notes at any time in whole upon certain other specified events.

In anticipation of the Notes offering, Reliant recently obtained ratings from Kroll Bond Rating Agency (“KBRA”), a nationally recognized statistical rating organization registered with the Securities and Exchange Commission (the “SEC”). KBRA assigned the Notes an investment grade rating of BBB-.

“We are very pleased with the strong market demand for and the execution of this subordinated debt offering,” said DeVan Ard, Jr., Chairman, President, and Chief Executive Officer of Reliant. “Moreover, we are pleased with KBRA’s rating, which we believe is indicative of our strong asset quality, experienced management team, and overall business strategy. Reliant has seen tremendous growth and success since its inception, and we believe that we are positioned well to pursue future growth having completed this offering.”

Sandler O’Neill + Partners, L.P. acted as lead placement agent and Hovde Group, LLC and Keefe, Bruyette & Woods, Inc. acted as co-placement agents (collectively, the “placement agents”) for the Notes offering.  Butler Snow LLP served as legal counsel to Reliant, and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC served as legal counsel to the placement agents.

This press release is for informational purposes only and shall not constitute an offer to sell, or the solicitation of an offer to buy, any security, nor shall there by any sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The indebtedness evidenced by the Notes is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or fund.

Contact:

DeVan Ard, Jr., Chairman, President and CEO, Reliant Bancorp, Inc. (615.221.2020)

Reliant Bancorp, Inc. Announces Completion of
$60.0 Million Subordinated Notes Offering

December 13, 2019

About Reliant and Reliant Bank

Reliant Bancorp, Inc. (Nasdaq: RBNC) is a Brentwood, Tennessee-based bank holding company which, through its wholly owned subsidiary Reliant Bank, operates banking centers in Davidson, Hamilton, Hickman, Maury, Robertson, Rutherford, Sumner, and Williamson counties, Tennessee. Reliant Bank is a full-service commercial bank that offers a variety of deposit, lending, and mortgage products and services to business and consumer customers. As of September 30, 2019, Reliant had approximately $1.9 billion in total consolidated assets, approximately $1.3 billion in loans, and approximately $1.6 billion in deposits. For additional information, locations, and hours of operation, please visit www.reliantbank.com.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “anticipate,” “expect,” “may,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of similar meaning, and the negatives thereof, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements regarding Reliant’s financial performance, business and growth strategy, plans and objectives, including but not limited to statements about the anticipated use of net proceeds from the offering of the Notes, the related exchange offer and other matters relating to the offering of the Notes, and Reliant’s plans, objectives, and intentions.

All forward-looking statements are subject to assumptions, risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such assumptions, risks, uncertainties, and factors include, among others, (1) the risk that expected cost savings and revenue synergies from the proposed transaction (i) between Reliant and First Advantage Bancorp (“First Advantage”) (the “First Advantage Transaction”) and (ii) between Reliant and Tennessee Community Bank Holdings, Inc. (“TCB Holdings”) (the “TCB Holdings Transaction” and, together with the First Advantage Transaction, the “Transactions”) may not be realized or take longer than anticipated to be realized, (2) the ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Transactions, (3) the effect of the announcement and pendency of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant’s common stock, (4) the risk that the businesses and operations of First Advantage and its subsidiaries and of TCB Holdings and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the respective definitive merger agreements for the Transactions, (6) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (7) the ability to obtain the shareholder and governmental approvals required for the Transactions, (8) reputational risk associated with and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Transactions, (9) the failure of any of the conditions to the closing of the Transactions to be satisfied, or any unexpected delay in closing the Transactions, (10) the dilution caused by Reliant’s issuance of additional shares of its common stock in the Transactions, (11) Reliant’s ability to simultaneously execute on two separate business combination transactions, (12) the risk associated with Reliant management’s attention being diverted away from the day-to-day business and operations of Reliant to the completion of the Transactions, and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Reliant’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Reliant disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.